As filed with the SEC on February 3, 2017

1933 Act Registration File No. 333-215256

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VICTORY PORTFOLIOS II

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(877) 660-4400

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer Victory Funds 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 250 West 55th Street New York, New York, 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, no par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

VICTORY PORTFOLIOS II

VICTORY CEMP COMMODITY ENHANCED VOLATILITY WTD INDEX STRATEGY FUND

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

Dear Shareholder:

We wish to provide you with some important information concerning your investment in the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (“Commodity Enhanced Fund”). The Board of Trustees of Victory Portfolios II (the “Trust”) has approved the reorganization of the Commodity Enhanced Fund, a series of the Trust, into the Victory CEMP Commodity Volatility Wtd Index Strategy Fund (“Commodity Fund”), which is also a series of the Trust. As a result, effective March 24, 2017, shareholders of the Commodity Enhanced Fund will become shareholders of the Commodity Fund.

The Commodity Enhanced Fund and Commodity Fund (collectively, the “Funds”) share a common investment adviser and administrator, Victory Capital Management Inc. (“Victory Capital”). The Commodity Enhanced Fund’s investment objective is similar to that of the Commodity Fund.  Each Fund seeks to provide investment results that track the performance of its underlying index, before fees and expenses.  The two Funds differ in the underlying indexes they seek to track.  The Commodity Enhanced Fund tracks the CEMP Commodity Long/Cash Volatility Weighted Index, while the Commodity Fund tracks the CEMP Commodity Volatility Weighted Index.

The reorganization is intended to be a tax-free transaction for federal income tax purposes, and the closing of the reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the reorganization. Furthermore, no sales charges will be imposed on the Commodity Enhanced Fund shares participating in the reorganization.

Detailed information about the Agreement and Plan of Reorganization (the “Plan”) and the reasons for the Board’s approval of the Plan are contained in the enclosed materials.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. You will automatically receive shares of the Commodity Fund in exchange for your shares of the Commodity Enhanced Fund as of March 24, 2017. If you have any questions, please contact us at 1-800-539-FUND (1-800-539-3863).

If you have any questions after considering the enclosed materials, please call.

Sincerely,

/s/ Christopher K. Dyer

Christopher K. Dyer
President
Victory Portfolios II

COMBINED INFORMATION STATEMENT/PROSPECTUS DATED FEBRUARY   , 2017

VICTORY PORTFOLIOS II

VICTORY CEMP COMMODITY ENHANCED VOLATILITY WTD INDEX STRATEGY FUND

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

This combined Information Statement and Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (“Commodity Enhanced Fund”), a series of Victory Portfolios II (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that has been approved by the Trust’s Board of Trustees on behalf of the Commodity Enhanced Fund and the Victory CEMP Commodity Volatility Wtd Index Strategy Fund (“Commodity Fund”), also a series of the Trust.

Under the Reorganization Agreement, shareholders of Class A, Class C, and Class I shares of the Commodity Enhanced Fund will receive, respectively, Class A, Class C, and Class I shares of the Commodity Fund, equivalent in aggregate net asset value to the aggregate net asset value of their shares, in their respective classes, of the Commodity Enhanced Fund, as of the closing date of the reorganization (the “Reorganization”). Upon completion of the Reorganization, the Commodity Enhanced Fund will be terminated as a series of the Trust. The Reorganization is expected to be effective on or about March 24, 2017.

The Board believes that the Reorganization is in the best interests of both the Commodity Enhanced Fund and Commodity Fund (together, the “Funds”), and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.

The Commodity Enhanced Fund’s investment objective is similar to that of the Commodity Fund.  Each Fund seeks to provide investment results that track the performance of its underlying index, before fees and expenses.  The Funds differ, however, in the underlying indexes they seek to track.  The Commodity Enhanced Fund tracks the CEMP Commodity Long/Cash Volatility Wtd Index, while the Commodity Fund tracks the CEMP Commodity Volatility Wtd Index.  There are certain differences in the Funds’ investment policies and strategies, which are described in this Information Statement/Prospectus.

Shareholders of the Commodity Enhanced Fund are not being asked to vote on or approve the Reorganization Agreement.

The Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes.  (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”)  However, the Commodity Enhanced Fund’s shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.  (Please see “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds.”)

This Information Statement/Prospectus sets forth concisely the information about the Commodity Fund that shareholders of the Commodity Enhanced Fund should know before investing and should be read and retained by investors for future reference. Copies of the Funds’ current prospectus and statement of additional information dated November 1, 2016 (each as supplemented to date), and the Funds’ annual reports dated June 30, 2016 have been filed with the Securities and Exchange Commission (the “SEC”) (SEC File No.: 333-181176), previously mailed to shareholders and are incorporated by reference herein. Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.CEMPFunds.com.

A Statement of Additional Information (“SAI”) dated February   , 2017 relating to this Information Statement/Prospectus and the Reorganization is incorporated by reference herein.  If you would like to receive a copy of the SAI, call 1-800-539-3863 or write to Victory Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Accompanying this Information Statement/Prospectus as Appendix A is a copy of the Reorganization Agreement pertaining to the proposal.

This Information Statement/Prospectus is expected to be sent to shareholders on or about February   , 2017.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency.  Mutual fund shares involve certain investment risks, including the possible loss of principal.  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus.  Any representation to the contrary is a criminal offense.

REORGANIZATION OF

VICTORY CEMP COMMODITY ENHANCED VOLATILITY WTD INDEX STRATEGY FUND

Common Questions and Answers About the Reorganization

Q.                                   What is the Reorganization and how will the Reorganization affect me?

A.                                    In the Reorganization, the assets of the Commodity Enhanced Fund will be combined with those of the Commodity Fund and the liabilities of the Commodity Enhanced Fund will be assumed by the Commodity Fund.  Following the Reorganization, you will become a shareholder of the Commodity Fund and will receive shares, including fractional shares, of the Commodity Fund that are equal in value to the full and fractional shares of the Commodity Enhanced Fund that you held immediately prior to the closing of the Reorganization.  Shareholders of Class A, Class C and Class I shares of the Commodity Enhanced Fund will receive Class A, Class C and Class I shares, respectively, of the Commodity Fund.  The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Commodity Enhanced Fund will not recognize any taxable gain or loss as a result of the Reorganization.

Q.                                   Why is the Reorganization being recommended by the Board of Trustees of the Trust?

A.                                    Based on a recommendation by Victory Capital Management Inc. (“Victory Capital” or the “Adviser”), the Funds’ investment adviser, the Board of Trustees of the Trust has concluded that the Reorganization of the Commodity Enhanced Fund into the Commodity Fund is in the best interest of the Commodity Enhanced Fund and its shareholders and that the Commodity Enhanced Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board of Trustees considered a number of factors, which are summarized below and are discussed in greater detail in the enclosed materials.

The Board of Trustees believes that the Reorganization will benefit the Commodity Enhanced Fund and its shareholders by, among other things, allowing the merger of two smaller funds with similar investment objectives into a larger combined fund. Each Fund seeks to track the performance of an underlying commodity index created and maintained by Victory Capital.  The underlying indexes of the Funds and the Funds’ principal investment strategies are similar but not identical.

Today, the relatively small asset size of each of the Funds makes them less economically viable to operate than operating them as a single fund. A larger combined fund has the potential to achieve greater economies of scale and a lower expense ratio by spreading certain duplicative fixed costs over a larger asset base (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses). A larger asset base also has the potential to enable the newly combined Commodity Fund to attract new assets more quickly, potentially reducing future operating expenses even further.

Q.                                   How do the Funds’ fees and expenses compare?

A.                                    The Funds pay the same advisory fee to Victory Capital.  On a net basis, taking into consideration a contractual expenses limitation agreement currently in place between Victory Capital and the Funds (“Victory Expense Limitation Agreement”) through at least October 31, 2018, the Funds have identical total operating expense ratios. On a pro forma basis, the total per share operating expenses for each corresponding class of shares of the combined Commodity Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of each class of the Commodity Enhanced Fund on a gross basis and identical on a net basis.

While Victory Capital has committed to maintaining the expense limitations now in place for the Commodity Fund through at least October 31, 2018, unless the Victory Expense Limitation Agreement is continued, the combined Commodity Fund may experience higher gross total operating expenses after that date.

Q.                                   Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.                                    No.  The full value of each share of the Commodity Enhanced Fund, including fractional shares, will be exchanged for shares of the corresponding class of the Commodity Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.                                   Will I have to pay any federal income taxes as a result of the Reorganization?

A.                                    No. The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss solely as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Commodity Enhanced Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  However, opinions of counsel are not binding on the Internal Revenue Service (“IRS”) or the courts, and there can be no guarantee that the IRS will adopt a similar position. As a shareholder of the Commodity Enhanced Fund, you should separately consider any state, local and other tax consequences to you in consultation with your tax advisor.

Q.                                   Will I continue to be able to exchange my shares for shares of other funds in the Victory family of mutual funds?

A.                                    Yes.  As with Class A, Class C and Class I shares of the Commodity Enhanced Fund, prior to and after the Reorganization you will generally be able to exchange Class A, Class C and Class I shares of the Commodity Fund for the same class of shares of most other Victory Funds. Before exchanging your shares, you should carefully review the applicable prospectus for the other Victory Fund to ensure that the fund meets your investment objectives and needs and is eligible for exchange.

Q.                                   Who will pay the expenses relating to the Reorganization?

A.                                    The Funds will directly bear all of the expenses in connection with the Reorganization (whether or not the Reorganization is consummated), including legal costs, and printing and mailing expenses. These costs are estimated to be approximately $140,000 and will be allocated equally to the Funds. However, Victory Capital is expected to indirectly bear all of these expenses as a result of an existing expense limitation agreement in place with respect to both Funds.

Q.                                   Whom do I call if I have questions after reading these materials?

A.                                    If you have questions regarding the Reorganization and its impact on your investment in the Commodity Enhanced Fund, please call the Victory Funds at 800-539-FUND (800-539-3863).

SUMMARY

This summary makes reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Reorganization Agreement, a form of which is attached to this Information Statement/ Prospectus as Appendix A. The materials in the appendices and the SAI dated February   , 2017 for the Commodity Fund are incorporated by reference herein.

At a meeting held on December 6-7, 2016, the Board of Trustees, including all of the Trustees who are not considered to be “interested persons” of the Commodity Enhanced Fund or Commodity Fund (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”), approved the Reorganization Agreement. The Reorganization Agreement provides for, among other things:

•                                          the transfer of all of the assets of the Commodity Enhanced Fund to the Commodity Fund in exchange for corresponding shares of the Commodity Fund having an aggregate value equal to the net asset value of the Commodity Enhanced Fund and the assumption by the Commodity Fund of all of the liabilities of the Commodity Enhanced Fund; and

•                                          the distribution to each of the shareholders of the Commodity Enhanced Fund of corresponding shares of the Commodity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Commodity Enhanced Fund held by that shareholder immediately prior to the closing of the Reorganization.

The Reorganization is scheduled to be effective as of the close of business on March 24, 2017 (“Closing Date”). On the Closing Date, each shareholder of the Commodity Enhanced Fund will become the owner of the number of full and fractional shares of the Commodity Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Commodity Enhanced Fund shares as of the close of business on the Closing Date.  Shareholders of Class A, Class C and Class I shares of the Commodity Enhanced Fund, as applicable, will receive Class A, Class C and Class I shares, respectively, of the Commodity Fund.  See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Board of Trustees, including all of the Independent Trustees, has concluded that (1) the Reorganization would be in the best interests of the Commodity Enhanced Fund, and (2) the interests of the Commodity Enhanced Fund’s existing shareholders would not be diluted as a result of the Reorganization.  The Board of Trustees, including all of the Independent Trustees, has also approved the Reorganization on behalf of the Commodity Fund.

Comparison of Fees and Expenses

In approving the Reorganization, the Board considered that, after the Reorganization, taking into consideration the Victory Expense Limitation Agreement through at least October 31, 2018, the combined pro forma expenses of each class of the Commodity Fund, are projected to be the same as the corresponding class of the Commodity Enhanced Fund.  On a gross basis, the combined pro forma expenses of the Commodity Fund are expected to be lower than those of the corresponding class of the Commodity Enhanced Fund.

The table below compares the current fees and expenses of Class A, Class C and Class I shares of the Commodity Enhanced Fund to those of the Commodity Fund, with the following notes:

•                  Column 1 reflects the actual fees and expenses for the Commodity Enhanced Fund, as of its most recent fiscal ended June 30, 2016.

•                  Column 2 reflects the actual fees and expenses for the Commodity Fund, as of its most recent fiscal year ended June 30, 2016.

•                  Column 3 reflects the pro forma fees and expenses of the combined Commodity Fund merged with the Commodity Enhanced Fund, as if the Reorganization had occurred as of June 30, 2016.

FUND FEES AND EXPENSES — Class A

	Column 1		Column 2		Column 3
	Commodity Enhanced Fund		Commodity Fund		Combined Pro Forma: Commodity Fund
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(1)	None	(1)	None	(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.13%		1.07%		0.85%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	2.18%		2.12%		1.90%
Fee Waiver and/or Expense Reimbursement	(1.08	)%(2)	(1.02	)%(2)	(0.80	)%(2)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	1.10	%(2)	1.10	%(2)	1.10	%(2)

FUND FEES AND EXPENSES — Class C

	Column 1		Column 2		Column 3
	Commodity Enhanced Fund		Commodity Fund		Combined Pro Forma: Commodity Fund
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	2.05%		1.49%		1.15%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	3.85%		3.29%		2.95%
Fee Waiver and/or Expense Reimbursement	(2.00	)%(2)	(1.44	)%(2)	(1.10	)%(2)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	1.85	%(2)	1.85	%(2)	1.85	%(2)

FUND FEES AND EXPENSES — Class I

	Column 1		Column 2		Column 3
	Commodity Enhanced Fund		Commodity Fund		Combined Pro Forma: Commodity Fund
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.92%		0.83%		0.71%
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	1.72%		1.63%		1.51%
Fee Waiver and/or Expense Reimbursement	(0.87	)%(2)	(0.78	)%(2)	(0.66	)%(2)
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	0.85	%(2)	0.85	%(2)	0.85	%(2)

(1) A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see “Appendix C—Choosing a Share Class”.

(2) Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2018 so that the total annual Fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 1.10%, 1.85%, and 0.85% of the Fund’s Class A, Class C and Class I shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.  The Funds will directly bear all of the expenses in connection with the Reorganization (whether or not the Reorganization is consummated), including legal costs, and printing and mailing expenses. These costs are estimated to be approximately $140,000 and will be allocated equally to the Funds. These amounts would result in additional gross expenses of approximately 1.12% for the Commodity Enhanced Fund and 0.84%, for the Commodity Fund. However, Victory Capital is expected to indirectly bear all of these expenses as a result of the Expense Limitation Agreement in place with respect to both Funds.

(3) The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

Expense Example

The following example is designed to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable Fund for the time periods shown and then sell all of your shares at the end of those periods, and reflects the application of the Victory Expense Limitation Agreement through its current expiration date. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Commodity Enhanced Fund	$681	$1,015	$1,458	$2,778
Commodity Fund	$681	$1,009	$1,466	$2,728
Pro Forma: Combined Commodity Fund	$681	$987	$1,398	$2,542
Class C Shares (Assuming You Sold Your Shares at the End of the Period)
Commodity Enhanced Fund	$288	$794	$1,632	$3,813
Commodity Fund	$288	$735	$1,459	$3,381
Pro Forma: Combined Commodity Fund	$288	$699	$1,353	$3,108
Class C Shares (Assuming You Stayed in the Fund)
Commodity Enhanced Fund	$188	$794	$1,632	$3,813
Commodity Fund	$188	$735	$1,459	$3,381
Pro Forma: Combined Commodity Fund	$188	$699	$1,353	$3,108
Class I Shares
Commodity Enhanced Fund	$87	$367	$765	$1,880
Commodity Fund	$87	$357	$735	$1,797
Pro Forma: Combined Commodity Fund	$87	$344	$695	$1,685

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Commodity Fund’s portfolio turnover rate was 80% of the average value of its portfolio and the Commodity Enhanced Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Comparison of Investment Objectives and Principal Investment Strategies

The Commodity Enhanced Fund’s investment objective is similar to that of the Commodity Fund.  Both Funds seek to provide investment results that track the performance of their underlying index, before fees and expenses.  The two Funds differ, however, in the underlying indexes they seek to track.  The Commodity Enhanced Fund tracks the CEMP Commodity Long/Cash Volatility Wtd Index (the “Long/Cash Index”), while the Commodity Fund tracks the CEMP Commodity Volatility Wtd Index (the “Long-Only Index” and, together with the Long/Cash Index, the “Indexes”).

While the principal investment strategies of the Funds are similar, they are not identical. The Long/Cash Index tracked by the Commodity Enhanced Fund is composed of the same commodities positions as the Long-Only Index tracked by the Commodity Fund except that, during times of significant market decline, the Long-Only Index (and therefore the Commodity Enhanced Fund) may have as much as 75% of its value allocated to cash. In other times, the Indexes (and therefore the Funds) will generally consist of the same investments.

Victory Capital believes that the differences between the principal investment strategies of the Commodity Fund and the Commodity Enhanced Fund will not have a significant impact on shareholders of the Commodity Enhanced Fund. The principal investment strategies of each Fund are more fully described below “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix B.

Comparison of Performance

The bar chart and table that follow indicate the risks of investing in the Funds. We assume reinvestment of dividends and distributions.

The tables shows how the average annual total returns for Class A, Class C and Class I shares of the Funds, including applicable maximum sales charges, compare to those of a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Funds’ past performance (before and after taxes) do not necessarily indicate how the Funds will perform in the future. Updated performance information is available on the Funds’ website at CEMPFunds.com.

Commodity Enhanced Fund

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

2013:	2014:	2015:	2016:
-5.16%	-5.61%	-12.79%	7.20%

Highest/lowest quarterly results during this time period were:

Highest 10.83% (quarter ended June 30, 2016)

Lowest -8.87% (quarter ended September 30, 2015)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2016	1 Year	Since Inception (11/19/2012)
CLASS A
Before Taxes	1.00%	-6.32%
After Taxes on Distributions	1.00%	-6.41%
After Taxes on Distributions and Sale of Fund Shares	0.57%	-4.73%
CLASS C
Before Taxes	5.29%	-5.70%
CLASS I
Before Taxes	7.42%	-4.69%
INDICES
Bloomberg Commodity Index (reflects no deductions for fees, expenses or taxes)	11.77%	-11.09%
CEMP Commodity Long/Cash Volatility Weighted Index (reflects no deductions for fees, expenses or taxes)	8.67%	-3.18%

Victory Commodity Fund

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

2013:	2014:	2015:	2016:
-9.12%	-9.52%	-17.32%	7.60%

Highest/lowest quarterly results during this time period were:

Highest 10.85% (quarter ended June 30, 2016)

Lowest -11.68% (quarter ended September 30, 2015)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2016	1 Year	Since Inception (11/19/2012)
CLASS A
Before Taxes	1.43%	-8.93%
After Taxes on Distributions	1.43%	-10.08%
After Taxes on Distributions and Sale of Fund Shares	0.81%	-6.98%
CLASS C
Before Taxes	5.75%	-8.32%
CLASS 1
Before Taxes	7.90%	-7.38%
INDICES
Bloomberg Commodity Index (reflects no deductions for fees, expenses or taxes)	11.77%	-11.09%
CEMP Commodity Volatility Weighted Index (reflects no deductions for fees, expenses or taxes)	8.67%	-6.71%

Purchase, Redemption, and Exchange Policies

Each Fund is subject to certain minimum investment requirements and charges in connection with purchases, redemptions and exchanges of shares.  Waivers may be available in certain types of transactions and to certain types of investors.  For details on how to purchase, exchange, redeem or convert shares of the Commodity Fund, see “Appendix C—How to Purchase, Sell, and Exchange Shares.”

Dividends and Distributions

Each Fund declares and pays dividends from net investment income, if any, and distributes net realized capital gains, if any, at least annually.  Dividends are generally subject to federal income tax.  For each Fund, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end sales charge or contingent deferred sales charge (“CDSC”).  Following the Reorganization, shareholders of the Commodity Enhanced Fund that have indicated that they wish to receive distributions in cash, rather than reinvestment of distributions in shares of the Commodity Enhanced Fund, will continue to receive distributions in the same manner after the Reorganization as shareholders of the Commodity Fund.  See “Appendix C—How to Purchase, Sell, and Exchange Shares” for a further discussion regarding the distribution policies of the Commodity Fund.

Tax Consequences

Completion of the Reorganization is subject to each Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, principal investment strategies and risks of the Commodity Enhanced Fund and the Commodity Fund is based upon, and makes reference to, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of each Fund dated November 1, 2016, as may be supplemented (SEC File No.: 333-181176). Please also refer to the additional comparative information provided in Appendix B for a description of the Funds’ other investment strategies and risks and differences in fundamental investment policies.

Investment Objectives

The Commodity Enhanced Fund’s investment objective is similar to that of the Commodity Fund.  Both Funds seek to provide investment results that track the performance of their underlying index, before fees and expenses.  The two Funds differ in the underlying indexes they seek to track.  The Commodity Enhanced Fund tracks the CEMP Commodity Long/Cash Volatility Weighted Index (“Long/Cash Index”), while the Commodity Fund tracks the CEMP Commodity Volatility Weighted Index

(“Long-Only Index” and, together with the Long/Cash Index, the “Indexes”).  Both Indexes are unmanaged, volatility weighted indexes created by Victory Capital.

Principal Investment Strategies

The principal investment strategies of each Fund are more fully described below. While the investment strategies of the Funds are similar, they are not identical.  Both Funds pursue their investment strategies by investing in long only futures contracts related to twenty of the most liquid commodities (such as oil, corn, and gold) by trading volume that constitute the Indexes.

The Long/Cash Index tracked by the Commodity Enhanced Fund is composed of the same commodities positions as the Long-Only Index tracked by the Commodity Fund except that, during times of significant market decline, the Long-Only Index (and therefore the Commodity Enhanced Fund) may have as much as 75% of its value allocated to cash. In other times, the Indexes (and therefore the Funds) will generally hold the same investments.

Both Funds.  Each Fund seeks to achieve its investment objective by investing, under normal market conditions, in the long only commodities futures contracts included in each Fund’s Index. The Indexes generally consists of long only futures contracts related to twenty of the most liquid commodities (such as oil, corn, and gold) by trading volume. The Indexes weight such commodity futures based on the volatility of each underlying commodity.

The Indexes’ commodity futures component is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular commodity sector to 25%.

For tax reasons, each Fund intends to primarily gain exposure to commodities by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (each a “Subsidiary”). Each Subsidiary is advised by Victory Capital and invests primarily in futures contracts included in the respective Index in the same relative weights as the Index. When viewed on a consolidated basis, each Subsidiary is subject to the same investment restrictions as its respective Fund. However, each Subsidiary, unlike its parent Fund, may invest without limitation in commodity-linked futures and other securities that may provide exposure to commodities. Each Fund will be subject to the risks associated with any investment by its respective Subsidiary to the extent of the Fund’s investment in the Subsidiary.

Each Fund concentrates its investments in the commodities industries because, under normal circumstances, each invests in such a way to provide more than 25% exposure to the commodities industries. Each Fund defines commodities industries as all commodity-related futures contracts. For purposes of measuring its commodities industries investments, each Fund includes futures contracts at their notional value.

The balance of each Fund’s portfolio that is not invested in its respective Subsidiary or directly in commodity-related futures contracts, serves as margin or collateral for the Fund’s derivative positions. Each Fund invests these amounts primarily in fixed income securities, including U.S. treasury bills and notes, and in investment companies such as money market funds. Each Fund expects the dollar-weighted average fixed income maturity to be 36 months or less and the credit quality of such securities to be primarily investment grade (defined as having a rating of BBB and above).

Each Fund seeks to track the returns of its respective Index before fees and expenses by employing a replication strategy that seeks to hold positions relating to all of the commodities in the Index. However, both Funds reserve the right to employ a “sampling” process to invest in a representative sample of commodities included in its respective Index when more advantageous to the Fund. In the event a sampling process is used, each Fund’s portfolios managers will select these investments using a statistical optimization process designed to produce investment characteristics that closely approximate those of the applicable Index. Each Fund may gain exposure to a commodity that is scheduled to be included in its respective Index prior to the effective inclusion date.

Commodity Enhanced Fund.  In accordance with a rules-based mathematical formula, the Long/Cash Index tracked by the Commodity Enhanced Fund tactically reduces its exposure to the commodities market during periods of significant market decline and reinvests when market prices have further declined or rebounded. The term “Enhanced” in the Commodity Enhanced Fund’s name refers to the feature of the Long/Cash Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through this defensive positioning, as described below.

Market decline is measured by reference to the Long-Only Index. During any periods of significant market decline, defined as a decline of 10% or more from the Long-Only Index’s all-time daily high closing value compared to its most recent month-end closing value, the Long/Cash Index’s exposure to the commodities market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the Long-Only Index declines 10% or more, the Long/Cash Index will liquidate 75% of the commodities included in the Index and invest the cash in 30-day U.S. treasury bills. The Commodity Enhanced Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Long/Cash Index in U.S. treasury bills with a duration of generally 90 days or less or in investment companies, such as money market funds.

The Long/Cash Index will reinvest in commodities as follows:

•                  The Long/Cash Index will return to being 100% invested in commodities if the month-end closing value of the commodities in the Long-Only Index returns to a level that is less than a 10% decline from its all-time daily high closing value.

•                  If the Long-Only Index declines by 20% (or more) from its all-time daily high closing value, 25% of the Long/Cash Index will be reinvested back into the commodities of the Long-Only Index at their current securities weightings.

•                  If the Long-Only Index declines by 30% (or more) from its all-time daily high closing value, another 25% of the Long/Cash Index will be reinvested back into the commodities of the Long-Only Index at their current securities weightings.

•                  If the Long-Only Index declines by 40% (or more) from its all-time daily high closing value, the remaining 25% of the Long/Cash Index will be reinvested back into the commodities of the Long-Only Index at their current securities weighting and the Long/Cash Index will then be 100% invested in commodities

The Long/Cash Index will make any prescribed liquidation or reinvestment in commodities in accordance with the mathematical formula only at month end. In the event that it does, the Commodity Enhanced Fund will generally experience higher portfolio turnover and incur additional transaction costs.

Fundamental Investment Policies

Each of the Funds has adopted identical fundamental investment policies, which are those policies that may only be changed with shareholder approval.

Principal Investment Risks

You may lose money by investing in each Fund. There is no guarantee that each Fund will achieve its objective.

An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, neither Fund constitutes a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Principal Risks Common to Each Fund

Each Fund shares the following principal investment risks:

•                  Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors, unfavorable changes in government regulation such as tariffs, embargoes and burdensome production rules and restrictions. The Fund is also subject to commodity concentration risk because it normally invests over 25% of its assets in the commodities industries.

•                  Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

•                  Futures Contracts Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

•                  Investment Company Risk. Other investment companies in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. An investment company may not achieve its investment objective.

•                  Leverage Risk. Using futures contracts to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•                  Market Risk. The value of the Fund’s holdings may decline in response to developments affecting individual industries and/or general economic conditions. Price changes may be temporary or last for extended periods.

•                  Sampling Risk. The Fund’s potential use of a representative sampling approach, if used, could result in its holding a smaller number of commodities than are in the Index. As a result, an adverse development with an issuer of commodities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities of the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

•                  Subsidiary Risk. Each Fund’s respective Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

•                  Tracking Risks. The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Principal Risks Unique to the Commodity Enhanced Fund

The Commodity Enhanced Fund is also subject to the following additional principal investment risks:

•                  Index/Defensive Positioning Risk. Because the Long/Cash Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Commodity Enhanced Fund, will not react to changes in market conditions that occur between reallocations. The Commodity Enhanced Fund will incur transaction costs and potentially adverse tax consequences in the event the Long/Cash Index allocates to cash. There is no guarantee that the Long/Cash Index’s prescribed liquidation and reinvestment strategy, if employed, will be successful.

•                  Portfolio Turnover Risk. To the extent that the Commodity Enhanced Fund buys or sells positions to its respective Index’s prescribed liquidation or reinvestment in commodities, it will generally experience higher portfolio turnover. These additional purchases and sales of positions will generally result in higher transaction costs and expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement makes reference to the form of Reorganization Agreement, which is attached to this Information Statement/Prospectus as Appendix A.  The Reorganization Agreement provides that the Commodity Fund will acquire all of the assets, subject to all of the liabilities, of the Commodity Enhanced Fund in exchange for corresponding shares of the Commodity Fund.  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the Closing Date.  The Closing Date may be postponed for any other reason as the parties may agree.  The net asset value (“NAV”) per share of the Commodity Enhanced Fund and the NAV per share of the Commodity Fund will be determined by dividing each Fund’s assets, less liabilities, by the total number of its outstanding shares.

Each Fund utilizes Citi Fund Services Ohio, Inc., the sub-administrator and sub-fund accountant for each Fund, to calculate the NAV for its shares and classes, as applicable.  The method of valuation that is employed to value the holdings of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.  The number of full and fractional shares of the Commodity Fund you will receive in the applicable Reorganization will be equal in value to the value of your shares of the Commodity Enhanced Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.

As promptly as practicable after the Closing Date, the Commodity Enhanced Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Commodity Fund received by the Commodity Enhanced Fund in the Reorganization.  The Commodity Enhanced Fund will accomplish the liquidation and distribution with respect to each class of the Commodity Enhanced Fund’s shares by the transfer of the Commodity Fund shares then credited to the account of the Commodity Enhanced Fund on the books of the Commodity

Fund to open accounts on the share records of the Commodity Fund in the names of the Commodity Enhanced Fund’s shareholders.

The aggregate NAV of Class A, Class C and Class I shares of the Commodity Fund that will be credited to shareholders of Class A, Class C and Class I of the Commodity Enhanced Fund, respectively, will, with respect to each corresponding share class, be equal to the aggregate NAV of the corresponding shares of the Commodity Enhanced Fund owned by shareholders of the Commodity Enhanced Fund on the on the Closing Date.  All issued and outstanding shares of the Commodity Enhanced Fund will simultaneously be canceled on the books of the Commodity Enhanced Fund.  The Commodity Fund will not issue certificates representing the Class A or Class C shares of the Commodity Fund issued in connection with such transaction.  After such distribution, the Trust will take all necessary steps under Delaware law, the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (“Declaration of Trust”), and By-Laws, and any other applicable laws or regulations to effect a complete dissolution of the Commodity Enhanced Fund.

The Board has determined that the interests of shareholders of the Commodity Enhanced Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Commodity Enhanced Fund and its shareholders.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement.  If the Reorganization is not completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Commodity Enhanced Fund and the Commodity Fund will continue to operate separately, and Victory Capital and the Board of Trustees will determine what additional steps may be appropriate and in the best interests of the Commodity Enhanced Fund and its shareholders, including but not limited to liquidation of the Commodity Enhanced Fund.

Section 14 of the Reorganization Agreement provides that the Trust, on behalf of either Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that Fund, including those enumerated in Sections 4 through 6 of the Reorganization Agreement, other than the requirement that the Commodity Enhanced Fund and the Commodity Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the Commodity Enhanced Fund as of the Closing Date will receive shares of the Commodity Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above and more fully in Appendix A. Each such share will be fully paid and non-assessable when issued.

In connection with the Reorganization, the Subsidiaries will be merged in accordance with the laws of the Cayman Islands.

Description of the Commodity Fund’s Shares

Full and fractional shares of the corresponding class of shares of the Commodity Fund will be issued to the Commodity Enhanced Fund’s shareholders in accordance with the procedures detailed in the applicable Reorganization Agreement.  The Commodity Fund does not issue share certificates.  The shares of the Commodity Fund to be issued to Commodity Enhanced Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell, and Exchange Shares.”

Reasons for the Reorganization

The Reorganization was presented to the Board of Trustees of the Trust for its consideration at a meeting held on December 6-7, 2016. At the meeting, the Board reviewed and considered detailed information provided by Victory Capital about the Funds and the Reorganization.

Victory Capital recommended the Reorganization primarily to seek potential economies of scale and to eliminate certain costs associated with operating similar funds separately. Currently, the asset size of each of the Funds makes them less economically viable to operate than operating them as a single combined fund. A larger combined fund has the potential to achieve greater economies of scale and a lower expense ratio by spreading certain duplicative fixed costs (e.g., printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses) over a large asset base. A larger asset base also has the potential to enable the newly combined Commodity Fund to attract new assets more quickly, potentially reducing future operating expenses even further. Victory Capital also believes the larger asset base will enable the Commodity Fund to better track its underlying index and reduce tracking error.

At the December 6-7, 2016 meeting, the Board of Trustees, including all of the Independent Trustees, voted to approve the Reorganization.  The Board concluded that the Reorganization would be in the best interests of the Commodity Enhanced Fund and its shareholders, and that the interests of the Commodity Enhanced Fund’s shareholders would not be diluted as a result of the Reorganization. In arriving at its conclusions, the Board considered Victory Capital’s reasons for recommending the proposal and, among other things, the following facts:

•                  The investment objectives and principal investment strategies and risks of the Funds are similar but not identical;

•                  The Funds are managed by the same portfolio management team;

•                  Each class of the surviving Commodity Fund would be subject to total operating fees and expenses that, on a net basis taking into consideration Victory Capital’s contractual undertaking to limit expenses of both Funds and share classes, are the same as the current net fees and expenses charged to the corresponding class of the Commodity Enhanced Fund;

•                  While Victory Capital has committed to maintain the expense limitations for the Commodity Fund through at least October 31, 2018, unless the Victory Expense Limitation Agreement is continued, the combined Commodity Fund may experience higher gross total operating expenses after that date;

•                  That the costs of the Reorganization borne by each Fund, as applicable, will be allocated equally between the Funds, are reasonable and are expected to have a minimal impact on shareholders of the Funds since it is expected that Victory Capital will indirectly bear these expenses as a result of the existing expense limitation agreement in place with respect to both Funds; and

•                  The Reorganization is expected to qualify for treatment as a tax-free reorganization for federal income tax purposes and Commodity Enhanced Fund’s shareholders will not recognize any taxable gain or loss solely as a result of the Reorganization (see “Federal Income Tax Consequences” below).

When comparing the relative performance of the Funds, it was noted that the Commodity Enhanced Fund has outperformed the Commodity Fund over most time periods, primarily as a result of the defensive strategy of the Long/Cash Index, which is designed to minimize downside market risk during periods of significant market decline.  However, it was also noted Victory Capital’s belief that the defensive feature of the Long/Cash Index’s methodology is unlikely to be re-engaged in the near term given current market conditions and, as a result, the two Funds will likely be comprised of nearly identical portfolios for the foreseeable future.

Based on similar considerations, the Board of Trustees also concluded that (1) participation in the Reorganization is in the best interests of the Commodity Fund; and (2) the interests of the existing shareholders of the Commodity Fund will not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the Reorganization by the Commodity Fund, the Commodity Enhanced Fund or the shareholders of the Commodity Enhanced Fund.  As a condition to the closing of the Reorganization, the Commodity Enhanced Fund will receive a legal opinion from counsel to that effect.  That opinion will be based upon certain representations and warranties made by the Commodity Enhanced Fund and the Commodity Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the Commodity Enhanced Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Commodity Enhanced Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards).  Such dividends will be included in the taxable income of the Commodity Enhanced Fund’s shareholders.

The Commodity Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Commodity Fund or the Commodity Enhanced Fund may be limited.  Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Commodity Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Commodity Enhanced Fund.  In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years.  Second, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all.  Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Commodity Enhanced Fund will receive shares of the Commodity Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Commodity Fund’s assets, as well as any taxable gains realized by the Commodity Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Commodity Fund.

The realized and unrealized gains and losses of each of the Commodity Enhanced Fund and the Commodity Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Commodity Enhanced Fund and the Commodity Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances.  Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

Comparison of Rights of Shareholders

The Funds are both series of the Trust, which is organized as a Delaware statutory trust.  Each Fund is governed by the same declaration of trust and by-laws and has the same Board of Trustees.  The rights of each Fund’s shareholders are identical.

Shareholder Matters

Shareholder liability is generally limited for shareholders of the Trust.  The Trust imposes no requirement for shareholder approval of a proposed merger, consolidation, conversion, reorganization, sale of assets, etc., of a Fund.  Shareholder approval may be required, however, under the federal securities laws.  Neither Fund holds annual shareholder meetings.  The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders.

Meetings of the shareholders of the Trust and the Funds may be called by the Board of Trustees, Chairman of the Board or President in accordance with the By-Laws of the Trust for any lawful purpose. Meetings can also be called upon the written request of the shareholders holding at least one-third of the outstanding shares of the applicable fund entitled to vote.

Under the laws of the State of Delaware, shareholders of the Funds do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.

The foregoing is only a summary of certain characteristics of the operations of the Trust, its relevant corporate governance documents and state law, and is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

Capitalization

The following table shows the unaudited capitalization as of June 30, 2016 of the Funds and, with respect to the Commodity Fund, on a pro forma basis, based upon the Commodity Fund’s valuation procedures, assuming the Reorganization had taken place as of that date. This information is for illustrative purposes only. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Commodity Fund and changes in NAV.

	As of June 30, 2016
	Commodity Volatility Wtd Index Strategy Fund (Acquiring Fund)	Commodity Enhanced Volatility Wtd Index Strategy Fund (Acquired Fund)	Pro Forma Adjustments	Commodity Volatility Wtd Index Strategy Fund (Acquiring Fund) Pro Forma Combined After Reorganization*
Class A
Net Assets	$4,073,493	$1,147,489	$—	$5,220,982
Net Asset Value Per Share	$6.64	$8.39	—	$6.64
Shares Outstanding	613,377	136,729	36,057	786,163

Class C
Net Assets	$200,479	$254,567	$—	$455,046
Net Asset Value Per Share	$6.46	$8.15	—	$6.46
Shares Outstanding	31,033	31,246	8,160	70,439

Class I
Net Assets	$4,028,502	$4,830,036	$—	$8,858,538
Net Asset Value Per Share	$6.69	$8.46	—	$6.69
Shares Outstanding	602,443	571,164	151,145	1,324,752

*  The pro forma adjustments related to estimated savings and merger expenses is not included since all classes are currently above the expense limitation amounts

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

Victory Capital is a New York corporation registered as an investment adviser with the Securities and Exchange Commission (“SEC”). Under investment advisory agreements with the Funds, Victory Capital provides overall investment management for the Funds and is responsible for all purchases and sales of the Funds’ portfolio securities.  Victory Capital also oversees the operations of each Fund according to the investment policies and procedures adopted by the Board of Trustees. As of December 31, 2016, Victory Capital and its affiliates managed or advised assets totaling in excess of $54.9 billion for individual and institutional clients. Victory Capital’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

For the fiscal year ended June 30, 2016, Victory Capital was paid advisory fees, before waivers, at an annual rate equal to 0.80% of the average daily net assets of each Fund.

A discussion of the Board’s most recent considerations in approving the Advisory Agreement is available in the Funds’ annual report for the fiscal year ended June 30, 2016 (SEC File No.: 333-181176).

Portfolio Managers

Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. CEMP is the investment franchise responsible for the day-to-day investment management of the Funds.  Stephen Hammers, Dan Banaszak, David Hallum, Rob Bateman and Alex Pazdan are Co-Portfolio Managers of the Funds and are jointly responsible for the day-to-day management of the Funds’ portfolios.

•                  Mr. Hammers, CIMA®, has been the Chief Investment Officer of Victory Capital’s CEMP investment franchise since 2015. From 2003-2015, Mr. Hammers was a managing partner, co-founder and chief investment officer of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

•                  Mr. Banaszak, CFA®, has been a Portfolio Manager with Victory Capital’s CEMP investment franchise since 2015. From 2011-2015, Mr. Banaszak was a Portfolio Manager/Analyst of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. From 2010 to 2011, Mr. Banaszak was a futures and options trader with the Chicago Board of Trade and an options trader with Lerner Trading Group from 2007 to 2010.

•                  Mr. Hallum has been a Portfolio Manager with Victory Capital’s CEMP investment franchise since 2015. From 2005-2015, Mr. Hallum was a Portfolio Manager of Compass EMP Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

•                  Mr. Bateman has been a Portfolio Manager of Victory Capital’s CEMP investment franchise since 2015. From 2007-2015, Mr. Bateman was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by

Victory Capital in 2015. From 2004-2007, Mr. Bateman was a fixed income and futures trader at Stephens, Inc. and at PFIC Securities from 2000 to 2004.

•                 Mr. Pazdan has been a Portfolio Manager of Victory Capital’s CEMP investment franchise since 2015. From 2010-2015, Mr. Pazdan was a Portfolio Manager of Compass EMP Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. Mr. Pazdan was also a founding principal of Persistent Capital Management, a Commodity Trading Adviser launched in 2002. Prior to starting Persistent Capital, Mr. Pazdan was a Senior Market Strategist for Eclipse Capital Management, a Commodity Trading Adviser, in St. Louis, Missouri.

Additional information about the compensation of each portfolio manager, other accounts managed by these individuals, and their ownership of securities in the Funds is available in the SAI dated November 1, 2016.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following documents have been filed with the SEC with respect to the Funds (SEC File No.: 333-181176): (1) the Prospectus dated November 1, 2016, as supplemented; (2) the SAI dated November 1, 2016; and (3) the Annual Report for the fiscal year ended June 30, 2016. Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.CEMPFunds.com.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information including proxy material, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

Share Information

There were 406,371.181 shares of the Commodity Enhanced Fund outstanding as of the close of business on January 27, 2017. As of that date, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Commodity Enhanced Fund and/or the Commodity Fund:

		Percent Owned
Fund — Class	Name and Address of Owner	of Record
Commodity Enhanced Fund — Class A	National Financial Services LLC	44.13%
	Newport Office Center III 5th Floor
	499 Washington Blvd.
	Jersey City, NJ 07310

	Charles Schwab & Co., Inc	38.38%
	101 Montgomery Street
	San Francisco, CA 94104

	LPL Financial Corporation	6.26%
	75 State Street, 24th Floor
	Boston, MA 02109

Commodity Enhanced Fund — Class C	LPL Financial Corporation	62.51%
	75 State Street, 24th Floor
	Boston, MA 02109

	National Financial Services LLC	12.69%
	Newport Office Center III 5th Floor
	499 Washington Blvd.
	Jersey City, NJ 07310

	Pershing LLC	11.55%
	One Pershing Plaza, 14th Floor
	Jersey City NJ 07399

	Jessica N Truelove	6.52%
	PO Box 121
	Englewood, TN 37329

Commodity Enhanced Fund — Class I	LPL Financial Corporation	52.17%
	75 State Street, 24th Floor
	Boston, MA 02109

	Charles Schwab & Co., Inc	17.67%
	101 Montgomery Street
	San Francisco, CA 94104

	UBS Financial Services Inc.	11.66%
	C/O Centrol Deposit/Mutual Funds
	1000 Harbor Blvd 7th Fl
	A/C YY011410610
	Weehawken, NJ 07086-6727

	Pershing LLC	6.53%
	One Pershing Plaza, 14th Floor
	Jersey City NJ 07399

Commodity Fund — Class A	Pershing LLC	74.38%
	One Pershing Plaza, 14th Floor
	Jersey City NJ 07399

	Charles Schwab & Co., Inc	20.72%
	101 Montgomery Street
	San Francisco, CA 94104

Commodity Fund — Class C	LPL Financial Corporation	73.30%
	75 State Street, 24th Floor
	Boston, MA 02109

	Pershing LLC	12.05%
	One Pershing Plaza, 14th Floor
	Jersey City NJ 07399

	National Financial Services LLC	7.40%
	Newport Office Center III 5th Floor
	499 Washington Blvd.
	Jersey City, NJ 07310

	Ascensus Trust Company FBO	7.15%
	Automation Engineering Retirement
	PO Box 10758
	Fargo, ND 58106

Commodity Fund — Class I	Gerlach Co LLC	79.30%
	3800 Citigroup Center
	Building B3-14
	Tampa, FL 33610

	National Financial Services LLC	12.43%
	Newport Office Center III 5th Floor
	499 Washington Blvd.
	Jersey City, NJ 07310

As of January 27, 2017, the Trustees and executive officers of the Trust each owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Commodity Enhanced Fund and the Commodity Fund.

For purposes of the 1940 Act, any person who beneficially owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Under this definition, there were no control persons of the either Fund as of January 27, 2017 to the best of the Victory Capital’s knowledge.

The votes of the shareholders of the Commodity Enhanced Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Commodity Fund will be passed upon by Morrison & Foerster LLP.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 7th day of December, 2016, by and between Victory Portfolios II, a Delaware statutory trust (“VPII”), on behalf of the Victory CEMP Commodity Volatility Wtd Index Strategy Fund (the “Acquiring Fund”) and on behalf of the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (the “Acquired Fund”).

Shareholders of the Acquired Fund are referred to herein as “Investors.”  In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund (“Assignment”), and that the Acquiring Fund assume all of the liabilities, expenses, costs, charges and reserves of the Acquired Fund (“Assumption”), whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and, collectively, the “Liabilities”), in exchange for full and fractional Class A shares, Class C shares and Class I shares of the Acquiring Fund (“Shares”), as specified in paragraph 1.1, and that these Shares be distributed immediately after the Closing (as defined in paragraph 1.1) by the Acquired Fund to its Investors in liquidation of the Acquired Fund.

WHEREAS, it is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder;

WHEREAS, the Board of Trustees of VPII (“VPII Board”) have determined, with respect to the Acquiring Fund, that (i) the Assignment and Assumption is in the best interests of the Acquiring Fund, and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the VPII Board has determined, with respect to the Acquired Fund, that (i) the Assignment and the Assumption is in the best interests of the Acquired Fund, and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2(a) (the “Acquired Fund Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Liabilities (as more fully described in paragraph 1.3). The Acquiring Fund shall, as consideration for such assignment and assumption, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund the Acquiring Fund’s Class A Shares, Class C Shares and Class I Shares, the number of which shall be determined by dividing (a) the value of said Acquired Fund Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of each class of shares of the Acquired Fund will receive Shares of a corresponding class of the Acquiring Fund as follows:

Acquired Fund Shares	Acquiring Fund Shares
A	A
C	C
I	I

Such Assignment and Assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”).  Immediately following the Closing, the Acquired Fund shall distribute the appropriate number of full and fractional Class A Shares, Class C Shares and Class I Shares of the Acquiring Fund to the holders of the corresponding class of Shares of the Acquired Fund in liquidation of the Acquired Fund, as provided in paragraph 1.4 hereof.  The Agreement and transactions contemplated hereunder for the Acquired Fund and the Acquiring Fund are hereinafter referred to as the

“Reorganization.”  No sales charges (including contingent deferred sales charges) will be imposed on or assessed against the Shares of the Acquiring Fund issued in connection with the Reorganization.

1.2                               (a) With respect to the Acquired Fund, the “Acquired Fund Assets” shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

(b) The Acquired Fund reserves the right to sell any securities or other assets in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Date (as defined below) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its investment objective and policies.

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Liabilities of the Acquired Fund, including, but not limited to, the obligations of the Acquired Fund to indemnify its current and former trustees, as and to the extent set forth in VPII’s current Declaration of Trust and Bylaws against (a) any and all liabilities of any such trustee, and (b) all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses reasonably incurred in defending claims, demands or liabilities by any such trustee in connection with any events or alleged events related to the Acquired Fund occurring prior to the Closing Date or in connection with the Reorganization. Except as otherwise provided in paragraph 4.7, the Acquiring Fund shall not assume any liability for any obligation of the Acquired Fund to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Acquired Fund.

1.4 Immediately following the Closing, the Acquired Fund will distribute Class A Shares, Class C Shares and Class I Shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1, pro rata, to its Investors of record determined as of the close of business of the New York Stock Exchange (“NYSE”) on the Closing Date in complete liquidation of the Acquired Fund.  The Acquiring Fund will not issue certificates representing the Class A Shares, Class C Shares and Class I Shares in connection with such exchange.  Holders of each class of shares of the Acquired Fund will receive Shares of a corresponding class of the Acquiring Fund as set forth in paragraph 1.1.

The distribution will be accomplished by an instruction, signed by an appropriate officer of VPII, to transfer the Acquiring Fund’s Shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund’s Investors and representing the full and fractional number of shares of the Acquiring Fund due each Investor of the Acquired Fund. All issued and outstanding shares of all classes of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of the Acquiring Fund’s Shares after the Closing as determined in accordance with paragraph 1.1.

1.5 Following the Assignment and Assumption, and the distribution by the Acquired Fund of the Acquiring Fund’s Shares received by it pursuant to paragraph 1.4, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies and subsequently shall voluntarily dissolve in accordance with the requirements of Delaware law. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.                                      VALUATION

2.1 The value of the Acquired Fund Assets shall be computed in the manner set forth in the Acquired Fund’s most recent Prospectus and Statement of Additional Information and the valuation policies and procedures currently used in valuing the Acquired Fund’s investments (as provided to VPII and the Acquiring Fund at least 60 days prior to the Valuation Date (as defined below) or, if necessary, as mutually agreed upon by the parties, as determined at the close of business of the NYSE and after declaration of any dividends on the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”). The Acquired Fund and the Acquiring Fund shall cooperate with each other to identify and attempt to resolve potential valuation issues in advance of the Valuation Date. As of the close of business on the Valuation Date, the movement of records and materials of the Acquired Fund, and conversion thereof, to the fund accounting and administrative services agent of the Acquiring Fund shall commence for completion prior to the Closing Date.

At least ten (10) business days prior to the Valuation Date, the Acquired Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Acquired Fund.

At least eight (8) business days prior to the Valuation Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on the Acquired Fund’s schedule provided pursuant to the preceding paragraph (a) that the Acquiring Fund would not be permitted to hold; (b) that the transfer of which would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund Assets; or (c) the valuation of such investment under the Acquired Fund’s valuation procedures would materially differ from the valuation of such investment under the Acquiring Fund’s valuation procedures. Under such circumstances, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives, strategies, policies, and restrictions, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of such investments if, in the reasonable judgment of the VPII Board or Victory Capital, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or for any other reason would not be in the best interests of the Acquired Fund and its shareholders.

2.2 The net asset value of each share of the Acquiring Fund’s Shares shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.                                      CLOSING AND CLOSING DATE

3.1 The Closing for the Reorganization shall occur on March 24, 2017, or on such later date as the parties may agree (the “Closing Date”).  The Closing shall be held at the offices of Victory Capital, or at such other location as is mutually agreeable to the parties hereto.  All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern Time on the Closing Date unless otherwise provided or at such other time as is mutually agreeable to the parties hereto.

3.2 The Acquiring Fund’s custodian, Citibank, N.A. (“Acquiring Fund Custodian”), shall deliver at the Closing evidence that: (a) the Acquired Fund Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date (other than such Acquired Fund Assets to be delivered at a later time pursuant to paragraph 3.3(d)) and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3

(a) The Acquired Fund’s portfolio securities represented by a certificate or other written instrument (i) shall be presented by the Acquired Fund’s custodian, Citibank, N.A. (“Acquired Fund Custodian”), to the Acquiring Fund Custodian for examination no later than five (5) business days preceding the Closing Date, and (ii) shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

(b)                                 The Acquired Fund Custodian shall deliver at the Closing by book entry, in accordance with the customary practices of itself and of such depositories, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”).

(c)                                  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds at the Closing.

(d)                                 Notwithstanding the foregoing, if any Acquired Fund Asset cannot be transferred to the Acquiring Fund as of the Closing Date, it shall be transferred to the Acquiring Fund as promptly as practicable thereafter.

3.4 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of VPII Board, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.                                      COVENANTS WITH RESPECT TO THE ACQUIRED FUND AND THE ACQUIRING FUND

4.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions and any actions contemplated by this Agreement.

4.2 VPII, on behalf of the Acquired Fund, covenants that the Shares of the Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3 VPII, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

4.4 Subject to the provisions hereof, VPII, on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund Assets and Liabilities as of the Closing Date.

4.6 VPII, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14, including a Combined Prospectus/Information Statement, relating to the issuance of Shares of the Acquiring Fund (the “Information Statement”).  The Acquired Fund has provided or will provide the Acquiring Fund with necessary or advisable information and disclosure relating to the Acquired Fund for inclusion in the Combined Prospectus/Information Statement, which are part of the Information Statement, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary or advisable for the preparation of the Information Statement.

4.7 After the Closing, VPII shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquired Fund after the Closing Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.  The Acquired Fund and VPII will retain responsibility for any other reporting responsibility of the Acquired Fund after the Closing, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority.

4.8 Following the transfer of Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities by the Acquiring Fund in exchange for Shares of the Acquiring Fund as contemplated herein, VPII on behalf of the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or dissolution of the Acquired Fund in accordance with the laws of the state of Delaware and other applicable requirements.

5.                                      CONDITIONS TO ACQUIRING FUND’S OBLIGATIONS

5.1 The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a) that this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the VPII Board (including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act.

(b) that Acquiring Fund will have received an opinion of Morrison & Foerster LLP, legal counsel to the Acquiring Fund (“Counsel”), substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes.  In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials and any representations of the Acquiring Fund and the Acquired Fund if Counsel so requests.  The opinion shall be substantially to the effect that for federal income tax purposes:

(i)                                     the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code, and the Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)                                  no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund pursuant to this Agreement;

(iii)                               the tax basis of the Acquired Fund Assets transferred by the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding periods of the Acquired Fund Assets in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(iv)                              no gain or loss will be recognized by the Acquired Fund upon the transfer of its Acquired Fund Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code;

(v)                                 no gain or loss will be recognized by the Acquired Fund’s shareholders upon the receipt of Acquiring Fund Shares in complete liquidation of the Acquired Fund;

(vi)                              the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund in connection with the Reorganization will be the same as the aggregate tax basis of such shareholder’s Acquired Fund Shares immediately before the Reorganization, and the holding period of the Acquiring Fund Shares will include the period during which such shareholder held the Acquired Fund Shares (provided, the shareholder held the Acquired Fund Shares as capital assets); and

(vii)                           the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

(c) that Acquired Fund Custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Date.

(d) that Acquired Fund’s transfer agent has provided to Acquiring Fund (i) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Date, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(e) that Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Closing Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Date in connection with the transactions contemplated by this Agreement.

(f) that the Information Statement will have become effective under the Securities Act of 1933, as amended (the “1933 Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated under the 1933 Act.

(g) that Acquired Fund will have distributed its investment company taxable income (as defined in section 852(b)(2) of the Code) and its net capital gain (as defined in section 1222(11) of the Code) to its Investors on the Closing Date.

6.                                      CONDITIONS TO ACQUIRED FUND’S OBLIGATIONS

6.1 The obligations of Acquired Fund hereunder will be subject to the following conditions:

(a) that this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the VPII Board (including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) that Acquired Fund will have received the same opinion referenced in paragraph Section 5.1(b) hereof.

(c) that Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities certificate dated as of the Closing Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.                                      AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of VPII, on behalf of the Acquiring Fund and the Acquired Fund.

8.                                      INDEMNIFICATION

8.1 The Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, their respective officers, trustees, directors, employees, advisors and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquired Fund, their respective officers, trustees, employees or agents, arising out of or based on any breach by the Acquiring Fund of any of their respective representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties.

8.2 The Acquired Fund shall indemnify, defend and hold harmless the Acquiring Fund, their respective officers, trustees, directors, employees, advisors and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquiring Fund, their respective officers, trustees, employees or agents, arising out of or based on any breach by the Acquired Fund of any of their respective representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties.

9.                                      EXPENSES

The expenses relating to the proposed Reorganization, including but not limited to the costs associated with the preparation, printing and distribution of the Information Statement and other direct expenses of the transactions contemplated by this Agreement (“Reorganization Expenses”), will be borne by the Acquiring Fund and the Acquired Fund.

10.                               CONFIDENTIALITY

In the event of a termination of this Agreement, the parties agree that they along with their board members, employees, representative agents and affiliated persons shall, and shall cause their affiliated entities to, except with the prior written consent of the other parties, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other parties and their related parties and affiliates and obtained in connection with the Reorganization, except that such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of the receipt; (iv) during the course of or in connection with any litigation, government inspection, inquiry, investigation, arbitration, or other proceedings relating to, based on or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganization to be consummated; or (v) if it is otherwise expressly provided for herein.

11.                               NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid certified mail or overnight express courier addressed to:

For VPII, on behalf of itself and each of the Acquired Fund and the Acquiring Fund:

Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144-2302

Attention:  Christopher K. Dyer

Phone: (216) 898-2411

Fax: (216)898-2585

E-mail: cdyer@vcm.com

With a copy to:

Morrison & Foerster LLP

250 W. 55th Street

New York, NY 10019

Attention: Jay G. Baris

Phone: (212) 468-8053

Fax: (212) 209-1812

E-mail: jbaris@mofo.com

12.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

12.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs, Schedules or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Schedules and Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

12.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

12.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions.

12.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of VPII personally, but shall bind only the VPII property of the Acquiring Fund and the Acquired Fund, as provided in the current VPII Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the VPII Board on behalf of the Acquiring Fund and the Acquired Fund, and signed by authorized officers of VPII, acting as such.  Neither the authorization by the VPII Board nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the VPII property of the Acquiring Fund and Acquired Fund as provided in VPII’s Declaration of Trust.

12.6 This Agreement is made by VPII on behalf of the Acquiring Fund and the Acquired Fund, individually and not jointly.  The assets of the Acquiring Fund and the Acquired Fund may not be used to offset any liability incurred by any other series portfolio of VPII.

13.                               TERMINATION

13.1 This Agreement may be terminated by the mutual agreement of VPII, on behalf of each of the Acquired Fund and the Acquiring Fund, and the Reorganization abandoned at any time prior to the Closing Date.

13.2  In addition, VPII may at its option terminate this Agreement at or prior to the Closing Date because of:

(a) a material breach of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) any governmental authority of competent jurisdiction having issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 13.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

14.                               WAIVER

VPII, on behalf of the Acquiring Fund and the Acquired Fund, may waive compliance with any of the covenants or conditions made herein for the benefit of the Acquired Fund or Acquiring Fund, other than the requirement that that the Acquiring Fund and the Acquired Fund receive the opinion of Counsel in accordance with Sections 5.1(b) and 6.1(b), respectively.

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

VICTORY PORTFOLIOS II, severally and not jointly, for itself and on behalf of the ACQUIRING FUND, individually	VICTORY PORTFOLIOS II, severally and not jointly, for itself and on behalf of the ACQUIRED FUND, individually

/s/ Christopher K. Dyer	/s/ Christopher K. Dyer
Christopher K. Dyer	Christopher K. Dyer

President	President

APPENDIX B — FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

This section describes additional information about the principal investment strategy that the Funds will use under normal market conditions to pursue their investment objective. Though not a principal investment strategy, for cash management purposes, each Fund is permitted to hold all or a portion of its assets in cash, index futures or shares of other investment companies, including money market funds. To the extent that it does so, the Fund will not benefit from any upswing in the market and may fail to meet its investment objective.

Each Fund’s investment objective is a non-fundamental policy and may be changed, without shareholder approval, by the Board of Trustees upon 60 days’ written notice to shareholders

For a description of the Funds’ principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” in this Information Statement/Prospectus.

More Information About the Funds’ Principal Investment Strategies and Risks

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

Commodity-Related Futures Contracts

Financial contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Funds may, but are not required to, use futures contracts to gain exposure to a commodity investment manner other than investing in the asset directly. A commodity is an asset with tangible properties that is used in commerce, such as fuels (e.g., crude oil, natural gas and gasoline), precious and industrial metals, livestock and agricultural products. The Funds will not use futures contracts for speculative purposes.

Investment Companies

Each Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund’s investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

U.S. Government Securities

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

Both Funds are subject to the following general risks:

Commodity risk

Each Fund may invest directly or indirectly in commodity-related futures contracts that are exposed to commodity-related risks. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The value of commodity-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

Fixed income risk

The value of a Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Futures contracts risk

Futures are subject to the risk that small price movements can result in substantial gains or losses. As with many types of derivatives, futures also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. A Fund will “cover” its exposure to futures contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of futures contracts may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk

A Fund’s ability to achieve its investment objective may be directly related to the ability of any underlying funds (including ETFs) held by the Fund to meet its investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Leverage risk

Using futures contracts to increase a Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Market risk

The value of a Fund’s holdings may decline in response to developments affecting individual commodities and/or general economic conditions. Price changes may be temporary or last for extended periods.

Sampling risk

A Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with respect to a commodity held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the commodities of the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Subsidiary risk

The Subsidiaries will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Neither Fund, by investing in its Subsidiary, will have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its Subsidiary. The investments of a Fund and its Subsidiary are both managed by Victory Capital, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Funds’ Board has oversight responsibility for the investment activities of the Funds, including the investment in the Subsidiaries, and the Funds’ role as the sole shareholders of their respective Subsidiary. Also, Victory Capital, in managing the Subsidiaries’ portfolios, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Funds, when viewed on a consolidated basis. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in this Prospectus and could negatively affect the Funds and their shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tracking risk

A Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling portfolio positions; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints.

The Commodity Enhanced Fund is subject to the following additional principal risks:

Index/Defensive positioning risk

Because the Long/Cash Index’s allocation to cash versus commodity futures is determined at month-end, there is a risk that the Index, and thus the Commodity Enhanced Fund, will not be able to immediately react to changes in market conditions that occur between reallocations. During temporary periods that the Fund is invested in fixed income investments, the Fund would not benefit from any upswing in the markets. The Commodity Enhanced Fund will incur transaction costs and potentially adverse tax consequences in the event the Long/Cash Index allocates to cash.

Portfolio turnover risk

To the extent that the Commodity Enhanced Fund buys or sells positions according to its respective Index’s prescribed liquidation or reinvestment in commodities, it will generally experience higher portfolio turnover. These additional purchases and sales may result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Other Investments, Investment Techniques and Risks

Victory Capital may use several types of investment strategies in pursuing the Funds’ overall investment objective. The following risks are those that Victory Capital does not consider to be principal risks of either Fund. Additional risks are included in the Fund’s SAI.

Derivatives risk

Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. Each Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause a Fund to incur losses greater than those that would have occurred had derivatives not been used.

Securities lending risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Each Fund has adopted identical fundamental policies, which may not be changed without shareholder approval.

Each Fund’s fundamental investment policies and limitations are incorporated herein by reference to the Funds’ SAI dated November 1, 2016 (SEC File No.: 333-181176).

Each Fund’s non-fundamental investment policies and limitations are identical, and can be changed by the Funds’ Board of Trustees without shareholder vote.

Each Fund’s non-fundamental investment policies and limitations are incorporated herein by reference to the Funds’ SAI dated November 1, 2016 (SEC File No.: 333-181176).

APPENDIX C — HOW TO PURCHASE, SELL, AND EXCHANGE SHARES

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C or Class I shares of the Commodity Fund. Class I shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800- 539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Commodity Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Commodity Fund’s website, CEMPFunds.com. Information regarding sales charges is also included in the Commodity Fund’s Statement of Additional Information.

SHARE PRICE

The Commodity Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Commodity Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Commodity Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•                  Trading in the security has been halted;

•                  The market quotation for the security is clearly erroneous due to a clerical error;

•                  The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

•                  An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Commodity Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Commodity Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Commodity Fund’s NAV by calling 800-539-3863or by visiting the Fund’s website at CEMPFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

CHOOSING A SHARE CLASS

CLASS A

•                  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

•                  A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

•                  Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•                  Lower annual expenses than Class C shares.

CLASS C

•                  No front-end sales charge. All your money goes to work for you right away.

•                  A CDSC may be imposed if you sell your shares within twelve months of their purchase.

•                  Class C shares also pay ongoing distribution and/or service (12b-1) fees.

•                  Higher annual expenses than all other classes of shares.

CLASS I

•                  No front-end sales charge or CDSC. All your money goes to work for you right away.

•                  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

•                  Class I shares are only available to certain investors.

•                  Lower annual expenses than all other classes of shares.

Share Classes

The Commodity Fund offers Class A, Class C and Class I shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Commodity Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Commodity Fund currently offers only the classes of shares described in this Information Statement/Prospectus. At some future date, the Commodity Fund may offer additional classes of shares.

The Commodity Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Commodity Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Commodity Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Commodity Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Commodity Fund makes available, free of charge, information relating to sales charges on its website at CEMPFunds.com.

For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

You may reduce or eliminate the sales charge in the following cases:

1.              Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2.              If you anticipate purchasing $50,000 or more of shares of the Commodity Fund, or in combination with Class A shares of other Victory Funds (excluding those Victory Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must file a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least

5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event the Letter is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3.              Rights of Accumulation allow you to add the value of any Class A shares of the Commodity Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4.              The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (subject to limitations applicable to certain Victory Funds and excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

5.              The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Commodity Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Fund.

6.              The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a.              Purchases of $1,000,000 or more.

b.              Purchases by:

i.             current and retired Victory Fund trustees or officers;

ii.          directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii.       registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts.

c.               Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d.              Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e.               Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent.

f.                Purchases by participants in the Victory Investment Program.

g.               Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h.              Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i.                  Investors that have an investment account with the Adviser.

You should inform the Commodity Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Commodity Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Commodity Fund. Eligible Investors include the following:

•                  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

•                  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•                  Investors in select fee based programs;

•                  Current and retired Fund trustees or officers;

•                  Directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”*

•                  Purchases by participants in the Victory Investment Program; and

•                  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Commodity Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

* Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

HOW TO BUY SHARES

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Commodity Fund’s website, CEMPFunds.com, and clicking on the Victory Funds Account application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Commodity Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Commodity Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Commodity Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the “Victory Funds.” All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Commodity Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Commodity Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Commodity Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Commodity Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•                  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•                  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•                  By Exchange

You may purchase shares of the Commodity Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Commodity Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

•                  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at CEMPFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

•                  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Commodity Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•                  By Wire

You may buy Commodity Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•                  By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Commodity Fund.

Other purchase rules you should know

The Commodity Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Commodity Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863

BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Commodity Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

ON THE INTERNET	www.CEMPFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Commodity Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Commodity Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Commodity Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

HOW TO EXCHANGE SHARES

The shares of any class of the Commodity Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

•                  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

•                  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

•                  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Commodity Fund’s other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Victory Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

There may be limits on the ability to exchange between certain Victory Funds.

You can obtain a list of Victory Funds available for exchange by calling 800-539-3863 or by visiting CEMPFunds.com.

C share conversion

You may be able to convert your Class C shares to a different share class of the Commodity Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Commodity Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your Commodity Fund shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Commodity Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•                  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•                  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•                  Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Commodity Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Commodity Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Commodity Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Commodity Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

HOW TO SELL SHARES

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.CompassEMPFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-3863. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•                  Mail a check to the address of record;

•                  Wire funds to a previously designated domestic financial institution;

•                  Mail a check to a previously designated alternate address; or

•                  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•                  Your account registration has changed within the last 15 days;

•                  The check is not being mailed to the address on your account;

•                  The check is not being made payable to the owner of the account;

•                  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

•                  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Victory Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares.

You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

•                  Redemption proceeds from the sale of Commodity Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

•                  The Commodity Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

•                  The Commodity Fund may suspend your right to redeem your shares in the following circumstances:

•             During non-routine closings of the NYSE;

•             When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•             When the SEC orders a suspension to protect the Commodity Fund’s shareholders.

•                  The Commodity Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Commodity Fund’s net assets. The Commodity Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

•                  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Commodity Fund reserves the right to reinvest the check in shares of the Commodity Fund at its then current NAV until you give the Commodity Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

DISTRIBUTION AND SERVICE PLANS

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Commodity Fund.

Under the Class A Distribution and Service Plan, the Commodity Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services and for providing personal services to shareholders of the Commodity Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Commodity Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Victory Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Commodity Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets of its Class C shares. Of this amount, 0.75% of the Commodity Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Commodity Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Commodity Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Victory Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Commodity Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Commodity Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Commodity Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

DISTRIBUTIONS AND TAXES

Ordinarily, the Commodity Fund declares and pays dividends monthly. However, the Commodity Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application.

If you would like to change the option you selected, please call 800-539-3863.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Commodity Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Commodity Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Commodity Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Victory Fund account.

Buying a dividend: You should check the Commodity Fund’s distribution schedule before you invest.

If you buy shares of the Commodity Fund shortly before it makes a distribution,

some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

The Commodity Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

•                  Qualified dividends received from the Commodity Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

•                  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Commodity Fund, or you reinvest them in shares of another Victory Fund.

•                  An exchange of the Commodity Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

•                  An exchange of one class of the Commodity Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

•                  Distributions from the Commodity Fund and gains from the disposition of your shares may also be subject to state and local income tax.

•                  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

•                  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

•                  Tax statements will be mailed from the Commodity Fund by mid-February showing the amounts and tax status of distributions made to you.

•                  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

•                  The Commodity Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

•                  The Commodity Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

•                  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

•                  The Commodity Fund may provide estimated capital gain distribution information through its website at CEMPFunds.com.

IMPORTANT FUND POLICIES

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Commodity Fund must obtain the following information for each person who opens a new account:

•                  Name;

•                  Date of birth (for individuals);

•                  Residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Commodity Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Commodity Fund may restrict your ability to purchase additional shares until your identity is verified. The Commodity Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

•                  Change of name;

•                  Add/change banking instructions;

•                  Add/change beneficiaries;

•                  Add/change authorized account traders;

•                  Adding a Power of Attorney;

•                  Add/change Trustee; and

•                  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Commodity Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Commodity Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Commodity Fund to hold more cash than it normally would.

The Commodity Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•                  Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

•                  Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of the Commodity Fund and, as applicable, a subsequent redemption or purchase of the Fund, or an exchange of all or part of Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Commodity Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Commodity Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Commodity Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Commodity Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Commodity Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Commodity Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Commodity Fund that provide a substantially similar level of protection for the Commodity Fund against such transactions. If you hold your Commodity Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Commodity Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Victory Funds’ policies regarding disclosure of the securities in the Commodity Fund’s portfolio is found in the Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling toll free 800-539-3863.

The Commodity Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends these reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, CEMPFunds.com, and on the SEC’s website, www.sec.gov. The Commodity Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Commodity Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, CEMPFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Commodity Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s SAI or on the Fund’s website, CEMPFunds.com

Performance

The Victory Funds may advertise the performance of the Commodity Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Commodity Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Information Statement/Prospectus and the SAI describe pertinent information about the Trust and the Commodity Fund, neither this Information Statement/Prospectus nor the SAI represents a contract between the Trust and any shareholder.

APPENDIX D — FINANCIAL HIGHLIGHTS

The following financial highlights tables reflect historical information about shares of each Fund and are intended to help you understand each Fund’s financial performance for the period of each Fund’s operations.

Certain information shows the results of an investment in one share of each Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information presented for the period ended June 30, 2016 has been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose reports, along with its financial statements, are included in the Fund’s annual report, which is available by calling at 800-539-FUND and at CEMPFunds.com. The information for all periods prior to that date has been audited by a different independent registered public accounting firm.

Victory Portfolios II	Consolidated Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Volatility Wtd Index Strategy Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$7.02		$9.78	$8.86	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.04)		(0.04)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.34)		(1.75)	0.97	(1.11)
Total from Investment Activities	(0.38)		(1.79)	0.92	(1.14)
Distributions:
Net investment income	—		(0.97)	—	—
Net realized gains from investments	—		—	—	—
Tax return of capital	—		—	—	—
Total Distributions	—		(0.97)	—	—
Net Asset Value, End of Period	$6.64		$7.02	$9.78	$8.86
Total Return (excludes sales charge) (c)	(5.41)%		(18.63)%	10.38%	(11.40)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,073		$6,135	$3,987	$3,309
Ratio of net expenses to average net assets (d)	1.10%		1.36%	1.40%	1.40%
Ratio of net investment income to average net assets (d)	(0.62)%		(0.54)%	(0.52)%	(0.54)%
Ratio of gross expenses to average net assets (d) (e)	1.99%		1.73%	1.70%	1.53%
Portfolio turnover (c)	80	%(g)	0%	13%	0	%(f)

(a)	The Victory CEMP Commodity Volatility Wtd Index Strategy Fund Class A commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

(g)	Portfolio turnover increase due to a change in strategy.

See notes to financial statements.

Victory Portfolios II	Consolidated Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Volatility Wtd Index Strategy Fund
	Class C Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$6.88		$9.66	$8.82	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.08)		(0.10)	(0.12)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.34)		(1.72)	0.96	(1.11)
Total from Investment Activities	(0.42)		(1.82)	0.84	(1.18)
Distributions:
Net investment income	—		(0.96)	—	—
Net realized gains from investments	—		—	—	—
Tax return of capital	—		—	—	—
Total Distributions	—		(0.96)	—	—
Net Asset Value, End of Period	$6.46		$6.88	$9.66	$8.82
Total Return (excludes contingent deferred sales charge) (c)	(6.10)%		(19.28)%	9.52%	(11.80)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$200		$225	$186	$73
Ratio of net expenses to average net assets (d)	1.85%		2.11%	2.15%	2.15%
Ratio of net investment income to average net assets (d)	(1.36)%		(1.29)%	(1.27)%	(1.29)%
Ratio of gross expenses to average net assets (d) (e)	3.21%		2.48%	2.45%	2.28%
Portfolio turnover (c)	80	%(g)	0%	13%	0	%(f)

(a)	The Victory CEMP Commodity Volatility Wtd Index Strategy Fund Class C commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

(g)	Portfolio turnover increase due to a change in strategy.

See notes to financial statements.

Victory Portfolios II	Consolidated Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Volatility Wtd Index Strategy Fund
	Class I Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$7.05		$9.82	$8.87	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.02)		(0.02)	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.34)		(1.76)	0.98	(1.11)
Total from Investment Activities	(0.36)		(1.78)	0.95	(1.13)
Distributions:
Net investment income	—		(0.99)	—	—
Net realized gains from investments	—		—	—	—
Tax return of capital	—		—	—	—
Total Distributions	—		(0.99)	—	—
Net Asset Value, End of Period	$6.69		$7.05	$9.82	$8.87
Total Return (c)	(5.11)%		(18.42)%	10.71%	(11.30)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,029		$5,849	$10,035	$6,379
Ratio of net expenses to average net assets (d)	0.85%		1.11%	1.15%	1.15%
Ratio of net investment income to average net assets (d)	(0.36)%		(0.29)%	(0.27)%	(0.35)%
Ratio of gross expenses to average net assets (d) (e)	1.70%		1.48%	1.45%	1.28%
Portfolio turnover (c)	80	%(g)	0%	13%	0	%(f)

(a)	The Victory CEMP Commodity Volatility Wtd Index Strategy Fund Class I commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

(g)	Portfolio turnover increase due to a change in strategy.

See notes to financial statements.

Victory Portfolios II	Consolidated Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$8.57	$9.55	$9.39	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.06)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.12)	(0.84)	0.24	(0.56)
Total from Investment Activities	(0.18)	(0.91)	0.16	(0.61)
Distributions:
Net investment income	—	(0.07)	—	—
Net realized gains from investments	—	—	—	—
Tax return of capital	—	—	—	—
Total Distributions	—	(0.07)	—	—
Net Asset Value, End of Period	$8.39	$8.57	$9.55	$9.39
Total Return (excludes sales charge) (c)	(2.10)%	(9.49)%	1.70%	(6.10)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,147	$1,734	$1,845	$3,505
Ratio of net expenses to average net assets (d)	1.10%	1.87%	1.98%	1.71%
Ratio of net investment income to average net assets (d)	(0.72)%	1.54%	1.60%	1.60%
Ratio of gross expenses to average net assets (d) (e)	2.06%	(1.18)%	(1.35)%	(0.88)%
Portfolio turnover (c)	26%	0%	42%	0	%(f)

(a)	The Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund Class A commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

See notes to financial statements.

Victory Portfolios II	Consolidated Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund
	Class C Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$8.37	$9.43	$9.34	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.11)	(0.15)	(0.16)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.11)	(0.82)	0.25	(0.57)
Total from Investment Activities	(0.22)	(0.97)	0.09	(0.66)
Distributions:
Net investment income	—	(0.09)	—	—
Net realized gains from investments	—	—	—	—
Tax return of capital	—	—	—	—
Total Distributions	—	(0.09)	—	—
Net Asset Value, End of Period	$8.15	$8.37	$9.43	$9.34
Total Return (excludes contingent deferred sales charge) (c)	(2.63)%	(10.29)%	0.96%	(6.60)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$255	$248	$57	$16
Ratio of net expenses to average net assets (d)	1.85%	2.29%	2.35%	2.35%
Ratio of net investment income to average net assets (d)	(1.41)%	(1.78)%	(1.72)%	(1.51)%
Ratio of gross expenses to average net assets (d) (e)	3.83%	2.62%	2.73%	2.46%
Portfolio turnover (c)	26%	0%	42%	0	%(f)

(a)	The Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund Class C commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

See notes to financial statements.

Victory Portfolios II	Consolidated Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund
	Class I Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 30, 2013(a)
Net Asset Value, Beginning of Period	$8.60	$9.60	$9.41	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.03)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.11)	(0.85)	0.26	(0.55)
Total from Investment Activities	(0.14)	(0.90)	0.19	(0.59)
Distributions:
Net investment income	—	(0.10)	—	—
Net realized gains from investments	—	—	—	—
Tax return of capital	—	—	—	—
Total Distributions	—	(0.10)	—	—
Net Asset Value, End of Period	$8.46	$8.60	$9.60	$9.41
Total Return (c)	(1.63)%	(9.37)%	2.02%	(5.90)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,830	$6,227	$9,452	$13,844
Ratio of net expenses to average net assets (d)	0.85%	1.29%	1.35%	1.35%
Ratio of net investment income to average net assets (d)	(0.40)%	(0.60)%	(0.72)%	(0.65)%
Ratio of gross expenses to average net assets (d) (e)	1.80%	1.62%	1.73%	1.46%
Portfolio turnover (c)	26%	0%	42%	0	%(f)

(a)	The Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund Class I commenced operations on November 19, 2012.
(b)	Calculated using average shares for the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)	Less than 0.50%.

See notes to financial statements.

STATEMENT OF ADDITIONAL INFORMATION

Relating to the acquisition of the assets of Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund,

a series portfolio of Victory Portfolios II

In exchange for shares of Victory CEMP Commodity Volatility Wtd Index Strategy Fund,

a series portfolio of Victory Portfolios II

3435 Stelzer Road

Columbus, Ohio 43219

1-800-539-3863

February   , 2017

This Statement of Additional Information (“SAI”) relating specifically to the transfer of the assets and liabilities of the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (“Commodity Enhanced Fund”), a series of Victory Portfolios II (“VP II”), to Victory CEMP Commodity Volatility Wtd Index Strategy Fund (“Commodity Fund”), also a series of VP II, in exchange for corresponding shares of beneficial interest of the Commodity Fund (to be issued to holders of shares of Commodity Enhanced Fund), consists of the information set forth below pertaining to the Funds (SEC File No.: 333-181176) and the following described documents, each of which is incorporated by reference herein:

(1)                                  Statement of Additional Information of the Commodity Enhanced Fund and Commodity Fund, dated November 1, 2016, as supplemented; and

(2)                                  Annual Report of the of the Commodity Enhanced Fund and Commodity Fund for the fiscal year ended June 30, 2016.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Information Statement/Prospectus dated February   , 2017. A copy of the Information Statement/Prospectus may be obtained without charge by calling or writing to the Funds at the telephone number or address set forth above.

While this SAI and the Information Statement/Prospectus describe pertinent information about VP II and the Funds, neither this SAI nor the Information Statement/Prospectus represents a contract between VP II or the Funds and any shareholder.

PRO FORMA FINANCIAL STATEMENTS

Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund

Victory CEMP Commodity Volatility Wtd Index Strategy Fund

PRO FORMA FINANCIAL INFORMATION, June 30, 2016

(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had occurred as of July 1, 2016. In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Prospectus/Information Statement.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund (the “Commodity Enhanced Fund” or the “Target Fund”) and the Victory CEMP Commodity Volatility Wtd Index Strategy Fund (the “Commodity Fund” or the “Acquiring Fund”), each a diversified series of Victory Portfolios II, for the twelve month period ended June 30, 2016. The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of the Commodity Fund and the Commodity Enhanced Fund, which are available in their respective annual and semi—annual shareholder reports.

SAI-1

Narrative Description of the Pro Forma Effects of the Reorganization

1. BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization as of the beginning of the period as indicated below in the table.

Target Fund	Acquiring Fund	12 Month Period Ended
Commodity Enhanced Fund	Commodity Fund	June 30, 2016

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are series of a registered open-end management investment companies that issue shares in separate series. The Reorganization would be accomplished by the acquisition of substantially all of the Target Fund’s assets and the assumption of substantially all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The table below shows the shares that Target Fund shareholders would have received if the Reorganization were to have taken place on June 30, 2016.

Class A	172,786
Class C	39,406
Class I	722,309

2. NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming all the Reorganization was completed as of June 30, 2016.

	Commodity (Target) Enhanced Fund	Commodity (Acquiring) Fund	Commodity (Acquiring) Fund Combined
Class A	1,147,489	4,073,493	5,220,982
Class C	254,567	200,479	455,046
Class I	4,830,036	4,028,502	8,858,538

Total	6,232,092	8,302,474	14,534,566

3. PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on June 30, 2016. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

SAI-2

Increase (decrease)
Expense Category	in expense
Professional fees (1)	$(11,000)

Miscellaneous fees (2)	(3,800)

State registration fees - Class A (3)	(8,200)

State registration fees - Class C (3)	(1,150)

State registration fees - Class I (3)	(5,100)

Fee waivers/reimbursements Class A (4)	13,000

Fee waivers/reimbursements Class C (4)	2,000

Fee waivers/reimbursements Class I (4)	14,250

(1)         Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.

(2)         Miscellaneous fees were reduced to eliminate the effects of duplicative fees for other services.

(3)         State registration fees were reduced to eliminate the effect of duplicative states in which the funds are registered.

(4)         The Adviser has contractually agreed to waive other fees and/or to reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C and Class I shares do not exceed 1.10%, 1.85% and 0.85% until at least October 31, 2018.  The adjustments reflect the impact of the decrease in pro forma operating expenses on the contractual waivers in effect.

4. REORGANIZATION COSTS

The Reorganization costs (whether or not the Reorganization is consummated) will be borne by the Target Fund and Acquiring Fund at 50% each.  The total amount of such expenses for the Reorganization is estimated to be $140,000.

5. RELATED PARTIES

Investment advisory services are provided by Victory Capital Management Inc. (“VCM” or the “Adviser”), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Acquiring Fund.  Victory Capital is paid for its services an annual fee at a rate of 0.80% of the average daily net assets of the Acquiring Fund.  The Adviser may use its resources to assist with the Fund’s distribution and marketing expenses.

Victory Capital also serves as the administrator and fund accountant.  Under an Administration and Fund Accounting Agreement, Victory Capital is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the “Trusts”), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts, 0.04% of the average daily net assets over $30 billion of the Trusts.

Victory Capital Advisers, Inc. (the “Distributor”), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Services Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class C Shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A or Class C Shares.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively.

SAI-3

6. ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

7. ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the lead portfolio manager, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

8. CAPITAL LOSS CARRYFORWARDS

At June 30, 2016, the Acquiring Fund had short-term and long-term capital loss carryovers of $4,310 and $16,134, respectively.  The Target Fund had short-term and long-term capital loss carryovers of $75,880 and $1,435, respectively.  None of the capital loss carryovers are subject to expiration.

9. SIGNIFICANT ACCOUNTING POLICIES

There will be no changes in significant accounting policies, including valuation, as a result of the proposed Reorganization.

SAI-4

VICTORY PORTFOLIOS II

Part C. Other Information

ITEM 15. INDEMNIFICATION

The response to this item is incorporated by reference to the response to Item 30 of Part C of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed electronically on October 31, 2016, accession number 0001104659-16-153020.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933  and will be governed by the final adjudication of such issue.

ITEM 16.           EXHIBITS

1.

(a)  Amended and Restated Agreement and Declaration of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amendment to Amended and Restated Agreement and Declaration of Trust, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Schedule A to the Amended and Restated Agreement and Declaration of Trust current as of June 1, 2016, previously filed on October 27, 2016 as an exhibit to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b) Certificate of Trust, previously filed on May 4, 2012 as an exhibit to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)(1) Certificate of Amendment to Registrant’s Certificate of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)(2) Certificate of Amendment to Registrant’s Certificate of Trust, previously filed on October 27, 2016 as an exhibit to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement, is hereby incorporated by reference.

2.

By-Laws, Amended and Restated May 1, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

3.	None.
4.	Agreement and Plan of Reorganization is incorporated by reference to Appendix A to the Information Statement/Prospectus filed herewith as Part A of this Registration Statement on Form N-14.
5.	None other than in the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Registrant.
6.

(a) Investment Advisory Agreement dated May 1, 2015, between Registrant and Victory Capital Management Inc. (“Victory Capital” or the “Adviser”), previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Schedule A to Advisory Agreement dated May 1, 2015, current as of May 21, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b) Investment Advisory Agreement dated May 1, 2015, between CEMPCSVWF Fund Limited and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

7.

(a) Distribution Agreement with Victory Capital Advisers, Inc. (“VCA”) with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amendment dated August 19, 2015 to the Distribution Agreement with VCA with respect to each mutual fund series of the Registrant, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

8.	None.
9.

(a) Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 5, 2008 with CitiBank, N.A., previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amendment and Joinder to the Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 19, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Registration Statement, is hereby incorporated by reference.

10.

(a) Revised Class A Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant, previously filed on March 29, 2013 as an exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amended Exhibit A dated as of May 21, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b) Revised Class C Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant, previously filed on March 29, 2013 as an exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)(1) Amended Exhibit A dated as of May 21, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(c) Amended and Restated Rule 18f-3 Plan effective as of August 19, 2015, previously filed on December 22, 2015 as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(c)(1) Schedule A to the Rule 18f-3 Multi-Class Plan as of February 18, 2016, previously filed on March 17, 2016 as an exhibit to Victory Portfolios’ Registration Statement on Form N-14, is hereby incorporated by reference.

11.	(a) Opinion and consent of Morrison & Foerster LLP regarding legality of issuance of shares (filed herewith).
(b) Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares (filed herewith).

12.	Opinion of Morrison & Foerster LLP regarding tax matters (to be filed by subsequent post-effective amendment)

13.

(a) Expense Limitation Agreement dated as of December 2, 2015, between Registrant and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1)  Schedule A to Expense Limitation Agreement dated May 1, 2015, current as of May 21, 2015, previously filed on December 22, 2015 as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement, is hereby incorporated by reference.

14.	Consent of Cohen & Company, Ltd. Independent Registered Public Accounting Firm (filed herewith)

15.	None.

16.

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, Dennis M. Bushe, Sally M. Dungan, John L. Kelly, David L. Meyer and Gloria S. Nelund (filed herewith).

ITEM 17. UNDERTAKINGS.

(1)                                 The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 3rd day of February, 2017.

VICTORY PORTFOLIOS II
(Registrant)

By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President (Principal Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

	/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

	/s/ Christopher A. Ponte	Treasurer (Principal Accounting Officer and Principal Financial Officer)
Christopher A. Ponte

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D.T. Andrews

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Dennis M. Bushe

	*	Trustee
Sally M. Dungan

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Gloria S. Nelund

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

Exhibit List

11.(a) Opinion and consent of Morrison & Foerster LLP

11.(b) Opinion of Morris Nichols Arsht & Tunnell LLP

14. Consent of Cohen & Company, Ltd.

16. Powers of Attorney